UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 20, 2007

GENESIS BIOVENTURES, INC.

(Exact name of registrant as specified in its charter)

New York	1-16291	98-0225226
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10940 Wilshire Boulevard, Suite 600, Los Angeles, CA		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (310) 443-4102

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 17, 2007 the Company filed an amended Form 10-QSB for the periods ending March 31, 2006, June 30, 2006 and September 30, 2006 and on April 18, 2007filed an amended Form 10-KSB for the fiscal year ended December 31, 2006 because the Board of Directors, upon the recommendation of the Chief Executive Officer and Interim Principal Accounting Officer of the Company, concluded that adjustments were required to the consolidated financial statements included in each of the aforementioned filings and that therefore, such consolidated financial statements as originally filed on May 16, 2006, August 22, 2006 and December 1, 2006 and April 18, 2007 (respectively) no longer should be relied upon because in the aggregate, the cumulative effect of such adjustments can be viewed as material errors in these financial statements.

The Company has restated its previously issued March 31, 2006 consolidated financial statements for matters related to the following previously reported items: an embedded derivative and consulting and management expense related to an unrecorded accrual for unpaid severance fees. The financial statements for the three month period ended March 31, 2006 have been restated to reflect the corrections in accordance with Statement of Financial Accounting Standards Board No. 154, “Accounting Change and Error Correction”. The following is a summary of the restatements for March 31, 2006:

Increase (decrease) of previously reported accrued liabilities:
- unrecorded accrual of severance pay	12,000
- rounding adjustment	(2)
Increase of previously reported convertible notes payable, related party:
- unrecorded convertible notes payable, adjusted by embedded derivative	104,325
Increase of previously reported derivative liability, related party:
- unrecorded embedded derivative on convertible notes payable	164,724
Total increase in previously reported liabilities	281,047

Increase of previously reported (deficit) accumulated during development stage:
- correction of erroneous adjustments to retained earnings	(1,049)
- total increase in net loss due to correction of errors	(279,998)
Total increase in previously reported stockholders’ equity	(281,047)

Effects of above referenced adjustments on net loss:

Increase of previously reported consulting and management expenses	300,000
Decrease of previously reported miscellaneous expenses	(1,051)
Increase of previously reported interest expense	2,531
Increase of previously reported unrealized gain related to adjustment of
Derivative to fair value of underlying securities	(21,482)
Total increase in net loss	$ 279,998

The effect on the Company’s previously issued March 31, 2006 financial statements are summarized as follows:

Consolidated Balance Sheet as of March 31, 2006

	Previously Reported	Net Change	Restated
Assets
Current assets
Cash	$ 143,747	$ -	$ 143,747
Accounts and other receivables	1,721	-	1,721

Advances receivable - PDL	269,085	-	269,085
Total current assets	414,553	-	414,553

Fixed assets, net	4,397	-	4,397

Other assets
Medical licenses	4,821,311	-	4,821,311
Intangible asset	1,462	-	1,462
Total other assets	4,822,773	-	4,822,773

	$ 5,241,723	$ -	$ 5,241,723

Current liabilities
Accounts payable and
accrued expenses	981,943	11,998	993,941
Notes payable	3,722,985	-	3,722,985
Notes payable – related party	75,500	-	75,500
Convertible notes – related party	-	104,325	104,325
Derivative liability – related party	-	164,724	164,724
Total current liabilities	4,780,428	281,047	5,061,475

Stockholders’ equity
Preferred stock	6	-	6
Common stock	5,336	-	5,336
Additional paid-in capital	47,944,514	-	47,944,514
(Deficit) accumulated during
development stage	(47,488,561)	(281,047)	(47,769,608)
Total stockholders’ equity	461,295	-	180,248

	$ 5,241,723	$ -	$ 5,241,723

Statement of Operations for the Three Months Ended March 31, 2006

	Previously Reported	Net Change	Restated
Revenue	$ -	$ -	$ -

Depreciation and amortization	451,997	-	451,997
Consulting and management expense	141,000	300,000	441,000
Rent	10,130	-	10,130
Salaries and benefits	54,611	-	54,611
Professional fees	79,959	-	79,959
Financing costs	82,000	-	82,000
General & administrative	102,971	(1,051)	101,920

Net operating Loss	(922,668)	(298,949)	(1,221,617)

Interest expense, net	(121,553)	(2,531)	(124,084)
Amortization of discount	(26,250)	-	(26,250)

Foreign currency loss	(3,492)	-	(3,492)
Unrealized gain related to
adjustment of derivative to fair
value of underlying securities	-	21,482	21,482

Net Income (Loss)	$ (1,073,963)	$ (279,998)	$ (1,353,961)

The Company has restated its previously issued June 30, 2006 consolidated financial statements for matters related to the following previously reported items: an embedded derivative; warrant costs; consulting and management expense; financing costs; merger costs; debt conversions; and an asset purchase. The financial statements for the three and six month periods ended June 30, 2006 have been restated to reflect the corrections in accordance with statement of financial accounting standards No. 154, “Accounting Change and Error Corrections”. The following is a summary of the restatements for June 30, 2006:

Increase of previously reported other assets
- unrecorded licensing agreement purchased with stock	$36,000
Total increase in previously reported assets	36,000

Increase (decrease) of previously reported accrued liabilities
- unrecorded accrual of severance pay	24,000
- unrecorded accrual of directors’ fees	4,500
- adjustment on derivative associated with convertible notes	(722)
- correction of accrued interest on notes payable	(52,589)
Increase of previously reported notes payable
- note payable recorded as a conversion to common stock	917,500
- finance fees previously recorded as note payable conversion	650,000
- correction of amortization of deemed discount	26,250
Increase of previously reported convertible notes payable, related party:
- unrecorded convertible notes payable, adjusted by embedded derivative	18,918
Increase of previously reported derivative liability, related party:
- unrecorded embedded derivative on convertible notes payable	137,948
Total increase in previously reported liabilities	1,725,805

Increase of previously reported shares authorized and unissued:
- unrecorded common stock authorized for consulting services	125
(Increase) of previously reported unamortized warrants and options:
- correction of miscalculated warrant value using black-scholes	(620,793)
(Increase) of previously reported prepaid share-based compensation
- unrecorded common stock authorized for consulting services	(140,124)
Increase of previously reported additional paid in capital:
- correction of note payable recorded as a common stock conversion	(515,537)
- unrecorded common stock authorized for consulting services	282,875
- correction of miscalculated warrant value using black-scholes	744,486
Increase of previously reported (deficit) accumulated during development stage:
- correction of erroneous adjustments to retained earnings	(4,542)
- total increase in net loss due to correction of errors	(1,436,295)
Total increase in previously reported stockholders’ equity	(1,689,805)

Effects of above referenced adjustments on net loss:

Increase of previously reported consulting and management expenses	418,069

Increase of previously reported financing costs	1,040,375
Decrease of previously reported miscellaneous expenses	(4,824)
Increase of previously reported interest expense	4,402
Increase of previously reported debt discounts
- incorrect amortization of debt discounts	26,250
Increase of previously reported foreign currency loss	281
Increase of previously reported unrealized gain related to adjustment of
Derivative to fair value of underlying securities	(48,258)
Total increase in net loss	$ 1,436,295

The effect on the Company’s previously issued June 30, 2006 financial statements are summarized as follows:

 Consolidated Balance Sheet as of June 30, 2006

	Previously Reported	Net Change	Restated
Assets
Current assets
Cash	$ 47,867	$ -	$ 47,867
Note receivable	282,114	-	282,114
Total current assets	329,981	-	329,981

Other assets
Medical licenses	4,369,314	-	4,369,314
Intangible asset	-	36,000	36,000
Total other assets	4,369,314	36,000	4,405,314

	$ 4,699,295	$ 36,000	$ 4,735,295

Current liabilities
Accounts payable and
accrued expenses	1,086,338	(24,811)	1,061,527
Notes payable	925,419	1,593,750	2,519,169
Notes payable – related party	136,500	-	136,500
Convertible notes – related party	-	18,918	18,918
Derivative liability – related party	-	137,948	137,948
Total current liabilities	2,148,257	1,725,805	3,874,062

Stockholders’ equity
Preferred stock	6	-	6
Common stock	6,730	-	6,730
Shares authorized and un-issued	177	125	302
Unamortized warrants and options	(332,119)	(620,793)	(952,912)
Prepaid share-based compensation	(378,970)	(140,124)	(519,094)
Additional paid-in capital	52,218,087	511,824	52,729,911
(Deficit) accumulated during
development stage	(48,962,873)	(1,440,837)	(50,403,710)
Total stockholders’ equity	2,551,038	(1,689,805)	861,233

	$ 4,699,295	$ 36,000	$ 4,735,295

Statement of Operations for the Three Months Ended June 30, 2006

	Previously Reported	Net Change	Restated
Revenue	$ -	$ -	$ -

Depreciation and amortization	908,391	-	908,391
Consulting and management expense	833,429	418,069	1,251,498
Rent	25,567	-	25,567
Salaries and benefits	111,247	-	111,247
Professional fees	182,272	-	182,272
Financing costs	105,848	1,040,375	1,146,223
General & administrative	145,622	(4,824)	140,798

Net operating Loss	(2,312,376)	(1,453,620)	(3,765,996)

Interest expense, net	(209,650)	(4,402)	(214,052)
Amortization of discount	(26,250)	(26,250)	(52,500)
Foreign currency loss	(3,492)	(281)	(3,773)
Unrealized gain related to
adjustment of derivative to fair
value of underlying securities	-	48,258	48,258

Net Income (Loss)

The Company has restated its previously issued September 30, 2006 consolidated financial statements for matters related to the following previously reported items: an embedded derivative; warrant costs; and consulting and management expense. The financial statements for the three and nine month periods ended September 30, 2006 have been restated to reflect the corrections in accordance with statement of financial accounting standards No. 154, “Accounting Change and Error Corrections”. The following is a summary of the restatements for September 30, 2006:

Increase (decrease) of previously reported accrued liabilities:
- unrecorded accrual of severance pay	36,000
- unrecorded accrual of director’s fees	18,000
- adjustment on derivative associated with convertible notes	(2,541)
- rounding adjustment	1
Increase of previously reported notes payable, related party:
- correct classification to convertible notes, related party	(168,000)
Increase of previously reported convertible notes payable, related party:
- unrecorded convertible notes payable, adjusted by embedded derivative	109,576
Increase of previously reported derivative liability, related party:
- unrecorded embedded derivative on convertible notes payable	100,131
Total increase in previously reported liabilities	93,167

Increase of previously reported shares authorized and un-issued:
- unrecorded common stock authorized for directors’ fees	30
(Increase) of previously reported unamortized warrants and options:
- correction of miscalculated warrant value using black-scholes	(487,634)
(Increase) of previously reported prepaid share-based compensation:
- unrecorded common stock authorized for directors’ fees	(54,624)
Increase of previously reported additional paid in capital:
- unrecorded common stock authorized for consulting services	56,970
- correction of miscalculated warrant value using black-scholes	744,486

Increase of previously reported (deficit) accumulated during development stage:
- correction of erroneous adjustments to retained earnings	(1,052)
- total increase in net loss due to correction of errors	(351,343)
Total increase in previously reported stockholders’ equity	(93,167)

Effects of above referenced adjustments on net loss:

Increase of previously reported consulting and management expenses	433,228
Decrease of previously reported miscellaneous expenses	(1,051)
Increase of previously reported interest expense	5,241
Increase of previously reported unrealized gain related to adjustment of derivative to fair value of underlying securities	(86,075)
Total increase in net loss	$ 351,343

The effect on the Company’s previously issued September 30, 2006 financial statements are summarized as follows:

Consolidated Balance Sheet as of September 30, 2006

	Previously Reported	Net Change	Restated
Assets
Current assets
Cash	$ 18,702	$ -	$ 18,702
Advances receivable - PDL	292,867	-	292,867
Prepaid expenses	60,136	-	60,136
Total current assets	371,705	-	371,705

Fixed assets, net	1,274	-	1,274

Other assets
Medical licenses	3,917,332	-	3,917,332
Intangible asset	36,000	-	36,000
Deposits	4,327	-	4,327
Total other assets	3,957,659	-	3,957,659

	$ 4,330,638	$ -	$ 4,330,638

Current liabilities
Accounts payable and
accrued expenses	1,216,901	51,460	1,268,361
Notes payable	2,564,147	-	2,564,147
Notes payable – related party	339,239	(168,000)	171,239
Convertible notes – related party	-	109,576	109,576
Derivative liability – related party	-	100,131	100,131
Total current liabilities	4,120,287	93,167	4,213,454

Stockholders’ equity
Preferred stock	6	-	6
Common stock	6,785	-	6,785
Shares authorized and un-issued	282	30	312
Unamortized warrants and options	(266,843)	(487,634)	(754,477)
Prepaid share-based compensation	(383,113)	(54,624)	(437,737)

Additional paid-in capital	52,053,390	801,456	52,854,846
(Deficit) accumulated during
development stage	(51,200,156)	(352,395)	(51,552,551)
Total stockholders’ equity	210,351	(93,167)	117,184

	$ 4,330,638	$ -	$ 4,330,638

Statement of Operations for the Nine Months Ended September 30, 2006

	Previously Reported	Net Change	Restated
Revenue	$ -	$ -	$ -

Depreciation and amortization	1,360,400	-	1,360,400
Consulting and management expense	1,329,949	433,228	1,763,177
Rent	36,052	-	36,052
Salaries and benefits	162,852	-	162,852
Professional fees	191,937	-	191,937
Financing costs	1,146,223	-	1,146,223
General & administrative	192,675	(1,051)	191,624

Net operating Loss	(4,420,088)	(432,177)	(4,852,265)

Interest expense, net	(309,427)	(5,241)	(314,668)
Amortization of discount	(52,500)	-	(52,500)
Foreign currency loss	(3,546)	-	(3,546)
Unrealized gain related to
adjustment of derivative to fair
value of underlying securities	-	86,075	86,075

Net Income (Loss)	$ (4,785,561)	$ (351,343)	$ (5,136,904)

The initial filing of the Form 10-KSB, the Company discovered that it had inadvertently included an incorrect version of the Consolidated Statements of Cash Flows within its Annual Report of Form 10-KSB for the year ended December 31, 2006 (the “Original Filing”). The Company has amending its Annual Report on Form 10-KSB with this Amendment No. 1 in order to insert the correct version of the audited Consolidated Cash Flows for the periods of December 31, 2006 and September 19, 1994 (Inception) to December 31, 2006. No disclosure was changed as a result of providing the correct version of the Consolidated Statements of Cash Flows and there were no other changes to the Form 10-KSB for the year ended December 31, 2006.

 In connection with the restatements, under the direction of its Chief Executive Officer and Interim Principal Accounting Officer, the Company has reevaluated its disclosure controls and procedures and identified the following material weaknesses which existed at the time of the filing of the March 31, 2006, June 30, 2006 September 30, 2006 Quarterly Financials and December 31, 2006 Annual Report on Form 10-KSB: (1) insufficient accounting expertise to apply accounting principles generally accepted in the United States and (2) inadequate segregation of duties, including insufficient supervision and review of accounting staff work. As a result of these weaknesses the Company concluded that its disclosure controls were not effective as of March 31, 2006, June 30, 2006 September 30, 2006 Quarterly Financials and December 31, 2006 Annual Report of Form 10-KSB (respectively). The Company took action to correct these weaknesses by hiring an interim accountant with experience in public company filings, SEC compliance and financial statement preparation, hired new SEC legal counsel and engaged a new independent registered public accounting firm. The Company is the process of evaluating its Disclosure Controls and Procedures and will implement the requisite changes to ensure proper financial disclosures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesis Bioventures, Inc.
(Registrant)

Date	September 20, 2007

/s/ Douglas Lane
(Signature)
Print Name: Douglas C. Lane
Title: Chief Executive Officer